POWER OF ATTORNEY

         We, the undersigned directors of Iowa First Bancshares Corp. hereby severally constitute George A. Shepley and Kim K. Bartling, and each of them, our true and lawful attorneys with full power to them, and each of them, to sign for us and in our name, the capacities indicated below, Annual Report of From 10-K of Iowa First Bancshares Corp. for the fiscal year ended December 31, 1999, to be filed herewith and any amendments to said Annual Report, and generally do all such things in our name and behalf in our capacities as directors to enable Iowa First Bancshares Corp. to comply with the provisions of the Securities Exchange Act of 1934 as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to said Annual Report on Form 10-K and any and all amendments thereto.

Signature                                 Title                  Date

/s/ Roy J. Carver, Jr.                   Director              February 17, 2000
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Roy J. Carver, Jr.

/s/ Larry L. Emmert                      Director              February 17, 2000
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Larry L. Emmert

/s/ Craig R. Foss                        Director              February 17, 2000
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Craig R. Foss

/s/ Donald R. Heckman                    Director              February 17, 2000
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Donald R. Heckman

/s/ Dean H. Holst                        Director              February 17, 2000
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Dean H. Holst

/s/ David R. Housley                     Director              February 17, 2000
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David R. Housley

/s/ D. Scott Ingstad                     Director              February 17, 2000
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D. Scott Ingstad

/s/ Victor G. McAvoy                     Director              February 17, 2000
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Victor G. McAvoy

/s/ John "Jay" S. McKee                  Director              February 17, 2000
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John "Jay" S. McKee

/s/ Beverly J. White                     Director              February 17, 2000
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Beverly J. White